                                    BYLAWS
                                      OF

                          TRANSPORTATION INFORMATION
                                SERVICES, INC.

                                   ARTICLE I
                                   ---------

                                    Offices

Section 1. Principal Office.
           ----------------

    The principal office of the corporation shall be located in the City of Tulsa, County of Tulsa, State of Oklahoma. The corporation may have such other offices, either within or without the State of Oklahoma, as the Board of Directors may from time to time determine or as the business of the corporation may from time to time require.

Section 2. Registered Office.
           -----------------

    The registered office of the corporation in the State of Oklahoma shall be located in the City of Tulsa, County of Tulsa. The address of the registered office may be, but need not be, identical with that of the principal office of the corporation in the State of Oklahoma; and the address of the registered office may be changed from time to time by the Board of Directors.

Section 3. Registered Agent.
           ----------------

    The registered agent of the corporation in the State of Oklahoma shall reside in the City of Tulsa, County of Tulsa. The address of the registered agent shall be identical with that of the registered office of the corporation in the State of Oklahoma; the identity and/or address of the registered agent may be changed from time to time by the Board of Directors.

                                  ARTICLE II
                                  ----------

                           Meetings of Shareholders

Section 1. Annual Meeting.
           --------------
    An annual meeting of the shareholders shall be held on the 15 day of October in each year, beginning with the year 1982 at the hour of 10 o'clock a.m., for the

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purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a Saturday, Sunday or legal holiday, such meeting shall be held on the next succeeding business day. If for any reason the election of directors shall not be held at the annual meeting, or at any adjournment thereof, or if for any reason the annual meeting be not held, the Board of Directors shall cause a special meeting of the shareholders to be held for that purpose as soon thereafter as may be convenient.

Section 2. Special Meetings.
           ----------------

    Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called by the President of the corporation, the Board of Directors or the Executive Committee, and shall be called by the President at the request of one or more shareholders holding not less than one-fourth of the voting power of all the outstanding shares of the corporation entitled to vote at the meeting.

Section 3. Place of Meeting.
           ----------------

    Any annual, regular or special meeting of the shareholders of the corporation may be held at any place, either within or without the State of Oklahoma, if such place be designated in a written notice of the meeting sent to all shareholders or in a waiver of notice signed by all shareholders entitled to vote at a meeting. If no specific designation is made, the place of meeting shall be the principal office of the corporation.

Section 4. Notice of Meeting.
           -----------------

    Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than forty days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. If any annual or special meeting of the shareholders be adjourned to another time or place, no notice as to such adjourned meeting need be given other than by announcement at the meeting at which such adjournment is taken; provided, however, that in the event such meeting be adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Notice of the place, day, hour and purpose of any annual or special meeting of the shareholders of the corporation may be

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waived in writing by any shareholder or by his attendance at such meeting. Such waiver may be given before or after the meeting, and shall be filed with the Secretary or entered upon the records of the meeting.

Section 5. Voting Lists.
           ------------

    The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least 48 hours before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by, each, which list, for a period of 24 hours prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any shareholder or person representing shares at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. Either such list, when certified by the officer or agent preparing the same, or the original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Provided, however, it shall not be necessary to prepare and produce a list of shareholders if the share ledger reasonably shows in alphabetical order by classes of shares all persons entitled to represent shares at such meeting with the number of shares entitled to be voted by each shareholder.

Section 6. Quorum.
           ------

    A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 7. Proxy.
           -----

    At any meeting of the shareholders every shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such shareholder or by his duly authorized attorney and filed

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with the Secretary of the corporation at, or before, the meeting, but in no case shall a proxy be appointed for a period in excess of seven years.

Section 8. Voting of Shares.
           ----------------

    When a quorum is present or represented at any meeting, the vote of the holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which, by express provisions of the statutes or of the articles of incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting at any annual, regular or special shareholders' meeting need not be by ballot unless demand therefor is made by a shareholder, proxy or other person present at and entitled to vote at such meeting. Each shareholder entitled to vote at any annual, regular or special meeting shall have one vote, in person or by proxy, for each share of stock held by him which has voting power upon the matter in question at the time, and every fractional share of stock, if any, shall entitle its owner to the corresponding fractional vote.

Section 9. Voting of Shares by Certain Holders.
           -----------------------------------

    Shares standing in the name of another corporation shall be voted by the President of such corporation, or by proxy appointed by him, unless some other person, by resolution of such other corporation's Board of Directors, shall be appointed to vote such shares, in which case such person shall be entitled to vote the shares upon the production of a certified copy of such resolution.

    Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

    Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

    A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall

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be entitled to vote the shares so transferred. Provided, however, that if the instrument of transfer discloses the pledge, the transferor shall be entitled to vote such pledged shares unless, in the instrument of transfer, the pledgor shall have expressly empowered the pledgee to represent the shares. If the pledgee is thus empowered, he or his proxy shall be exclusively entitled to represent such shares. Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the corporation in a fiduciary capacity may be noted and shall be counted in determining the total number of outstanding shares and the actual voting power of the shareholders at any given time.

Section 10. Inspectors of Election.
            ----------------------

    In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of the election to act at such meeting or any adjournment thereof. If the inspectors of the election be not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of such inspectors shall be one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present and entitled to vote shall determine whether one or three inspectors are to be appointed. An inspector need not be a shareholder, but no person who is a candidate for an office of the corporation shall act as an inspector.

    In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting, or at the meeting by the person or officer acting as Chairman.

    The inspectors shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability.

    The inspectors of the election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, take charge of the polls, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such other acts as may

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be proper to conduct the election or voting with fairness to all shareholders.
The inspectors of the election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there be three inspectors, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

    On request of the Chairman of the meeting, or of any shareholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein; provided, however, that any ruling by such inspectors may, upon being disputed by any shareholder, proxy or other person, present at and entitled to vote at such meeting, be appealed to the floor of the shareholders' meeting.

Section 11. Informal Action by Shareholders.
            -------------------------------

    Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                  ARTICLE III
                                  -----------

                                   Directors

Section 1. Number, Tenure and Qualifications.
           ---------------------------------

    The number of directors of the corporation shall be not less than three and not more than ten, as determined by the vote of the shareholders at the annual meeting, or at a special meeting called for such purpose. Directors need not be residents of the State of Oklahoma or shareholders in the corporation. A director to be qualified to take office shall be legally competent to enter into contracts. Directors, other than the initial Board of Directors, shall be elected at the annual meeting of the shareholders, and each director shall be elected to serve until the next succeeding annual meeting and until his successor shall have been elected and shall have qualified. The first Board of Directors elected at the shareholders' organizational meeting following incorporation shall hold office until the first annual meeting of shareholders following such organizational meeting, and until their respective successors are elected and have qualified.

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Section 2. Removal.
           -------

    The entire Board of Directors, or any individual director, may be removed from office, with or without cause, by a vote of a majority of the outstanding shares entitled to vote at any annual, regular or special meeting of the shareholders.

Section 3. Vacancies.
           ---------

    Any vacancy occurring in the Board of Directors by reason of death or resignation may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

    Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at the annual, regular or special meeting of shareholders which increased the number of directors. Any directorship or directorships to be filled by reason of a removal by the shareholders shall be filled by election at the annual, regular, or special meeting which voted the removal.

Section 4. Compensation.
           ------------

    By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of any committee appointed by the Board of Directors may be allowed like compensation for attending committee meetings.

Section 5. General Powers.
           --------------

    The business and affairs of the corporation shall be managed and conducted and all corporate powers shall be exercised by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these bylaws directed or required to be exercised and done by the shareholders. The Board of Directors shall elect all officers of the corporation and may impose upon them such additional duties and give them such additional powers not defined in these bylaws, and not inconsistent herewith, as they may determine.

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Section 6. Executive Committee.
           -------------------

    The Board of Directors, by resolution adopted by a majority of the entire board, may designate two or more directors to constitute an Executive Committee, which Committee, to the extent provided in such resolution, shall have and exercise all of the authority of the Board in the management of the corporation; but such Committee shall act only in the interval between meetings of the Board, and shall be subject at all times to the control and direction of the Board. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve such Committee. A majority of the members of any such Committee may determine its action and fix the time and place of its meetings unless the Board of Directors shall otherwise provide.

                                  ARTICLE IV
                                  ----------

                      Meetings of the Board of Directors

Section 1. Regular Meetings.
           ----------------

    A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders, or at such other time and place as shall be fixed by the vote of the shareholders at the annual meeting, and no notice of such meeting shall be necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Oklahoma, for the holding of additional regular meetings without other notice than such resolution.

Section 2. Special Meeting
           ---------------

    Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Oklahoma, as the place for holding any special meeting of the Board of Directors called by them. Meetings may be held at any time and any place without notice, if all the directors are present or if those not present waive notice of the meeting in writing.

Section 3. Notice.
           ------

    Regular meetings of the Board of Directors may be held without notice of
                                               ---
such time and place, either within or without the State of Oklahoma, as shall from time to time be determined by the Board of Directors. Notice of any special meeting shall be given at least three days prior thereto by

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written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may, in writing, waive notice of any meeting, either before or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except as required by statute or specifically provided for herein.

Section 4. Quorum.
           ------

     Two of the directors, or one-third of the entire number of directors, whichever number is greater, shall be necessary to constitute a quorum for the transaction of business, unless a greater number is required by the articles of incorporation or by these bylaws. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is expressly required by statute, the articles of incorporation or by these bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 5. Action Without Meeting.
           ----------------------

     Any action which might be taken at a meeting of the Board of Directors may be taken without a meeting if a record or memorandum thereof be made in writing and signed by all of the members of the Board.

Section 6.  Presence at Meeting through Use of Telecommunications Equipment.
            ---------------------------------------------------------------

     Members of the Board of Directors, or of the Executive Committee, if designated by a majority of the Board of Directors, may participate in a meeting of such Board or Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting as provided herein shall constitute presence in person at such meeting.

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                                   ARTICLE V
                                   ---------

                                   Officers

Section 1. Number.
           ------

     The officers of the corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint a Chairman of the Board, one or more Vice Presidents, and any other officers, assistant officers and agents as it shall deem necessary or desirable, who shall hold their offices for such terms and shall have such authority and perform such duties as shall be determined from time to time by the Board. Any two or more corporate offices, except those of President and Vice President, or President and Secretary, may be held by the same person; but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law or by these bylaws to be executed, acknowledged or verified by any two or more officers.

Section 2. Election and Term of Office.
           ---------------------------

     The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Additional officers and assistant officers may be elected or appointed by the Board of Directors during the year. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 3. Qualifications.
           --------------

     To be qualified to take office, an officer shall be legally competent to enter into contracts. Officers need not be residents of Oklahoma or of the United States. officers need not be shareholders of the corporation, and only the President need be a director of this corporation. The Treasurer may be a corporation.

Section 4. Removal.
           -------

     Any officer or agent elected or appointed by the Board of Directors may be removed at any time by the Board of Directors whenever in its judgment the best interests of the corporation would be served.

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Section 5. Vacancies.
           ---------

     A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

Section 6. Compensation.
           ------------

     The compensation of all officers, assistant officers and agents of the corporation shall be fixed by the Board of Directors.

Section 7. President.
           ---------

     The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders. He shall, when present, preside at all meetings of the Board of Directors unless there be elected a Chairman of the Board and the same is present at the meeting. He shall be ex officio a member of any committee of directors. He shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. He shall vote any stock which may stand in the name of the corporation on the books of any other company. He shall have power to superintend any officers or heads of departments and to dismiss any of the subordinate employees when he shall deem proper, and shall perform such other duties and exercise such other powers as the Board of Directors may from time to time prescribe.

Section 8. The Vice President.
           ------------------

     In the absence of the President, or in the event of his death, or inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation, and shall perform such other duties as from time to time may

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be assigned to him by the President or by the Board of Directors.

Section 9. The Secretary.
           -------------

     The Secretary shall: (a) keep the minutes of the shareholders' meetings and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder; (e) sign, with the President or a Vice President, certificates for shares of the corporation, the allotment of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 10. The Treasurer.
            -------------

     If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected; and (b) in general, perform all the duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 11. Assistant Secretaries and Assistant Treasurers.
            ----------------------------------------------

     The Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and may sign with the President or a Vice President, certificates for shares of the corporation, the allotment of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

                                  ARTICLE VI
                                  ----------

                                Shares of Stock

Section 1. Certificates for Shares.
           -----------------------

    Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary, and the corporate seal or a facsimile thereof affixed thereto. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the certificate is issued, the number of shares represented thereby, and the date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

Section 2. Transfer of Shares.
           ------------------

    Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                                  ARTICLE VII
                                  -----------

                         Closing of Transfer Books and
                             Fixing of Record Date

    For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or the shareholders entitled to receive payment of any dividend or distribution, or the allotment of any rights, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period, not to exceed forty days prior to the date on which the particular action requiring such determination of shareholders is to be taken. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than forty days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of the shareholders entitled to notice of or to vote at a meeting of shareholders, or of the shareholders entitled to receive payment of a dividend or distribution or allotment of rights, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend or distribution or the allotment of rights is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

                                 ARTICLE VIII
                                 ------------

                                  Fiscal Year

    The fiscal year of the corporation shall commence on the
          day of                and close the            day of
---------        --------------               ----------
in each year.

                                  ARTICLE IX
                                  ----------

                                 Annual Report

    The Board of Directors shall not be required to cause an annual report to be sent to the shareholders, but may do so in its discretion.

                                   ARTICLE X
                                   --------

                                   Dividends

    The Board of Directors may declare, and the corporation may pay, dividends on its outstanding shares in cash, property or its own shares, subject to the provisions of the statutes and any provision of the articles of incorporation.

    Before the payment of any dividend or other distribution of profits, there may be set aside out of any funds of the corporation available for such purpose such sum or sums as the directors from time to time, in their absolute discretion, consider to be a proper reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall determine to be in the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE XI
                                  ----------

                                Indemnification

Section 1. Good Faith Actions.
           ------------------

    The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including appeals), whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed not to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Exclusion for Negligence or Misconduct.
           --------------------------------------

    The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit (including appeals) by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the District Court or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the District Court or such other court shall deem proper.

Section 3. Fees and Expenses.
           -----------------

    To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article XI or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 4. Coverage Determined by Board of Directors.
           ------------------------------------------

    Any indemnification under Sections 1 and 2 of this Article XI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article
XI. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel (who may be regular counsel to the corporation but who shall not be an employee of the corporation) in a written opinion, or (c) by the stockholders.

Section 5. Advance Payment for Fees and Expenses.
           -------------------------------------

    Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this
Article XI.

Section 6. Non-exclusive Remedy.
           --------------------

    The indemnification provided by this Article XI shall apply to acts and transactions occurring heretofore or hereafter and shall not be deemed exclusive of any other rights to which those seeking indemnification are entitled under any statute, certificate or articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person, who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7. Oklahoma Business Corporation Act.
           ---------------------------------

    In furtherance, and not in limitation, of the foregoing provisions of this
Article XI, the corporation shall indemnify the persons referred to in this
Article XI to the fullest extent permitted by the Oklahoma Business Corporation Act, as amended from time to time.

Section 8. Insurance Coverage.
           ------------------

    The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article XI.

                                  ARTICLE XII
                                  -----------

                                     Seal

    The Board of Directors shall adopt and provide a corporate seal, which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation and the words "Corporate Seal."

                                 ARTICLE XIII
                                 ------------

                                  Amendments

    These bylaws may be altered or repealed, or new bylaws may be adopted by a majority vote of a quorum of the members of the Board of Directors at any annual, regular or special meeting duly convened after notice to the directors setting out the purpose of the meeting, subject to the power of the shareholders to alter or repeal such bylaws; provided, however, the Board shall not adopt or alter any bylaw fixing their number, qualifications, classifications or terms of office, but any such bylaw may be adopted or altered only by the vote of a majority of a quorum of the shareholders entitled to exercise the voting power of the corporation at any annual, regular or special meeting duly convened after notice to the shareholders setting out the purpose of the meeting.